Axalta Coating Systems Ltd. Investor Presentation Second Quarter 2017 Exhibit 99.1

PROPRIETARYAXALTA COATING SYSTEMS 2 Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

PROPRIETARYAXALTA COATING SYSTEMS 2014-2017  November 2014 IPO (NYSE: AXTA)  Expand capacity in China, Germany, Mexico and Brazil  Build Asia-Pacific Technology Center in Shanghai  Acquire Valspar’s Wood business (N.A.), Dura Coat (U.S.), Spencer (U.K.) & other smaller transactions  Announce Global Innovation Center in Philadelphia, PA  Announce investment in India to double capacity  Introduce Ganicin™ corrosion-resistant coating system for industrial applications  Launch AquaEC 6100  Enhance powder coating facility in Montbrison, France  Introduce SyroxTM mainstream waterborne coatings solution1866 Herberts founded - the original producer of Standox® paints 2000-2012  Formulate super-high solids coatings for OEMs  Introduce Imron® Elite finishes  Launch ChromaPremier® Pro system for high-volume customers  Acquire Plus™ EFX spectrophotometer to enhance accuracy in color matching 1900-1970s 1900s: Begin nitrocellulose lacquer manufacture; permanent colors® - first breakthrough enamel technology 1920s: Duco® paints (U.S.) and Permaloid®paints manufactured by Spies Hecker® (Germany) introduced as sprayables 1950s: Standox® paints launch premium line; First to develop L,a,b color equations: The foundation of modern color science 1980-1990s  Imron® enamel introduced  Alesta® powder coatings launched  Introduced 1st spectrophotometer  First waterborne OEM coatings in U.S.  Cromax® waterborne refinish basecoat introduced  Acquires Herberts coatings businesses (EMEA) 2013  Axalta Coating Systems becomes an independent company  New global headquarters in Philadelphia, PA  Replacement of key executive leadership positions  Introduction of end-market focus and leadership Axalta: Celebrating 150+ Years Of Coatings Excellence 2 0 1 4 3

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Corporate Transformation: Carve-out & The First Two Years  Completed separation  New leadership team  Initial growth strategy  Incentives realigned  Global re-branding N o n -Core D iv is io n The Carve Out Run & Maintain Regional Structure Capital Constrained Risk Aversion, Low Growth Predecessor Company ~2000 - 2012 2013 - 2014 4 Major Cap-Ex Projects MSO Strategy for Refinish End-Market Leadership Key Early Decisions

PROPRIETARYAXALTA COATING SYSTEMS Post Carve-Out: Ongoing Transformation O perati n g T ransformat io n Focused on Profitable Growth The Axalta Way First M&A Deals Pushing Through Roadblocks New Operations Leadership 2015 - 2017 5 Carlyle Sell-down / New Ownership Base Board Transformation Leadership Evolution / Organization Maturity Significant Progress During Period of Emerging Markets and FX Turmoil Corpo rate T ransformat io n

PROPRIETARYAXALTA COATING SYSTEMS Refinish $1.7 B (41%) Industrial $0.7 B (18%) Body Shops Light Vehicle $1.3 B (33%) CV $0.4 B (8%) Performance Coatings General Industrial, Electrical Insulation, Architectural Transportation Coatings Adjusted EBITDA1,2 - $554 M (23% Margin) Adjusted EBITDA1,2 - $353 M (21% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs ____________________________________________________________________________________________________________ 1. Financials for FY 2016, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix Axalta – A Global Leader In Coatings $2.4 Billion, 59% of Sales $1.7 Billion, 41% of Sales 6

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Future State: A Global High-Performing Coatings Leader Consistent Growth Margin Expansion Effective Capital Allocation Enhanced Shareholder Returns Axalta’s Vision To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service 7

PROPRIETARYAXALTA COATING SYSTEMS Grow The Business, Refine The Cost Structure  Growth Supported by Clear Strategies, Greater Resources  Market Share Gains in Core Markets From Innovation, Service Execution  Emerging Markets Focus for Long Term Opportunity  Globalizing Existing Products to Reach Underserved Markets  Optimizing Procurement  Streamlining Organization  Refining Operating Model  Global Fit-For-Purpose Cost Structure Profitable Growth Underpinned by Both Top and Bottom Line Initiatives 8 Enhance ProductivitySet a Cadence of Growth

PROPRIETARYAXALTA COATING SYSTEMS Cost Initiatives To Enhance Productivity & Efficiency Fit-For-Growth (Europe): $100 million targeted savings • Right-size staffing levels + wage & benefit restructuring • Rationalize manufacturing and logistics • Invest in automation Initial carve-out actions: • Restructure EMEA • Globalize Procurement • Eliminate Stranded Costs The Axalta Way: $100 million targeted savings • Axalta’s permanent business process for continuous improvement • Implement Lean tools to enhance productivity and improve ROIC • Opportunities in commercial excellence, procurement, SG&A 2013 2017 ~$50 million incremental savings Completing Axalta Way Phase I in 2017 with Remaining ~$50 million in Productivity Savings 9

PROPRIETARYAXALTA COATING SYSTEMS Key Goals For 2017 Outgrow our End-markets Stated Objective Expected Results Drive Excellent Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings Disciplined Capital Allocation Continue FCF & Financial Discipline  New product introductions, broader global market penetration, benefit from consolidation in key end-markets  Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization  Continue to execute on structural cost savings through productivity initiatives  Target more bolt-on M&A deals  Focus on FCF and maintain leverage goals; begin to accelerate alternative capital allocation beyond debt reduction  Maintain focus on customer productivity and offering a broad and deep product choice 10

PROPRIETARYAXALTA COATING SYSTEMS Axalta Operates Fundamentally Strong Businesses Global Market Leadership Positions Significant Competitive Advantages A Service-Led Business Model Structurally Attractive Global End Markets Highly Variable Cost Structure & Low Capital Intensity 11

PROPRIETARYAXALTA COATING SYSTEMS Global Market Leadership Positions Axalta’s Global Scale Enables Market Leadership _______________________________________________ Information as of FY 2016, all sales data refers to Net Sales 1. Mexico is included in Latin America 2. Includes 12 JV facilities.  50 manufacturing facilities  48 customer training sites  4 technology centers  ~13,600 employees, ~130 countries North America1 35% Sales Latin America1 11% of Sales Asia Pacific 18% of Sales EMEA 36% of Sales Manufacturing Facility2 Technology Center 12

PROPRIETARYAXALTA COATING SYSTEMS Global Market Leadership Positions Peer 1 Axalta Peer 2 Peer 3 Other ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta Peer 1 Peer 2 Peer 3 Other Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 __________________________________ Source: Orr & Boss, Axalta estimates (2016) #2 Performance Coatings: Industrial Transportation Coatings: Commercial Vehicle  #2 in powder coatings globally  #2 in industrial wood coatings in North America  #2 in energy solutions coatings globally  #2 in industrial e-coat globally  #1 supplier to North America heavy duty truck market  Leading supplier to other offroad vehicle niches 13

PROPRIETARYAXALTA COATING SYSTEMS Significant Competitive Advantages Differentiated Franchise with Global Scale and Strong Competitive Advantages  4+ million color variations  Hundreds of formulations in automotive & industrial  Deep coatings heritage since 1866  Broad global brand portfolio  1,300+ technology employees  600+ patents, 350+ trademarks  $165+ million annual spend  50 plants on 5 continents  Significant legacy capital investment  Process technology is hard to replicate  Dedicated employees in OEM plants  Technical support to body shops Technology Innovation Extensive Formulation Database Deep Process Technology Knowledge Go-To-Market With Strong Brands Differentiated Technical Support Product Process Distribution & Technical Services 14

PROPRIETARYAXALTA COATING SYSTEMS Industry Trends Axalta Technologies OEM Vehicle Light-Weighting  Broad substrate coating applicability for next generation materials Growth in Multi-Shop Operators (MSO)  Axalta’s waterborne technology improves MSO shop productivity and our national coverage enables high service levels Significant Competitive Advantages More Complex Colors  Integration with OEMs grows color library  Advanced color matching technologies critical to body shop supplier selection  Our technology enables OEMs to reduce capital intensity, footprint, and energy use OEMs Seek Continuous Productivity Improvement Government Regulation: VOC Limits  Complete VOC compliant portfolio for both Refinish and OEM Broad Technology Portfolio Well-Positioned to Benefit From Industry Trends 15

PROPRIETARYAXALTA COATING SYSTEMS A Service-Led Business Model Critical Functionality at a Relatively Low Cost 1 Compelling Value Proposition Where Product Cost is Not the Main Driver Light & Commercial Vehicle: <1% of a new vehicle’s cost Industrial: Critical to function, durability, safety & compliance Refinish: 5%-10% of total repair cost Body Shop OEM Plant Service is Key in Both Refinish and OEM End-Markets Painter Training Shop Productivity Shop Layout Paint Mixing Line Service Technical Services 16

PROPRIETARYAXALTA COATING SYSTEMS Structurally Attractive Global End-Markets Strong Coatings Growth Outlook Long Term Alignment With Global Growth  Refinish: Car parc, miles driven, and collision rates  Light Vehicle: Emerging economies and middle classes; ongoing consumer strength in developed markets  Commercial Vehicle: Global consumer markets expanding; infrastructure growth; professionalized logistics management  Industrial: Global GDP and industrial production; application sophistication with enhanced functionality and durability Diverse Industry Growth Drivers Commercial Vehicle Light Vehicle Refinish Industrial 5.4% 3.8% 2.9% 2.7% CAGR Coatings Industry Sales ($ in Billions) _____________________________ Source: Orr & Boss (2016), Axalta estimates 7.7 8.6 7.775 8.725 3.3 3.8 23.3 28.8 2016 2020E 17

PROPRIETARYAXALTA COATING SYSTEMS Highly Variable Cost Structure & Low Capital Intensity  ~45-55% of COGS come from variable raw material inputs  Utilize temporary labor to enable wage structure flexibility  Toggle other costs as needed in a downturn, including both variable and semi-fixed Low Capital Intensity  Capex at $136 million is 3.3% of sales, but only 1.2% for maintenance capex  Batch production process is inherently flexible  Capacity additions are very modular to minimize stranded cost impacts Variable Cost Structure Well Positioned to React to Cyclical Downturns 18

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Evolution Is Grounded In Fundamental Goals Focus on operational excellence and foster a culture of accountability Axalta’s Strategy Grow in targeted industrial coatings segments via organic growth and selective acquisitions Move into attractive adjacencies by leveraging our global technology and service capabilities Grow in existing markets with our industry-leading products and services 19

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Strategy: Grow Core Products & Markets Refinish ____________________ Source: Axalta estimates Strong Momentum Driven by Customer-Centric Approach Axalta MSO Market Share 2013 Today Light Vehicle  Axalta is gaining share by partnering with market winners  Our value proposition remains strong with all refinish market channels Heavy Duty Truck AxaltaPeer 1 Peer 2 Peer 3 Other #1 North America Heavy Duty Truck Market (Vehicles in Thousands) Heavy Duty Truck Production 201 707 North America China The China market is ~3.5x North America _____________________________ Source: Orr & Boss, Axalta estimates ___________________________ Source: LMC Automotive (2017E)  Axalta has demonstrated growth with key business wins 20

PROPRIETARYAXALTA COATING SYSTEMS Emerging Markets, 29% Axalta’s Strategy: Accelerate Growth In Emerging Markets China Example Light Vehicles, Per 1,000 People China Car Parc (thousands) 743 263 230 129 61 19 United States Central & Eastern Europe Mexico Brazil China India Damaged Vehicles Per 1M km Driven (2011) Axalta 2016 Net Sales Emerging Market Growth Coatings Market ($ Billions) Significant Emerging Markets Growth Opportunity Significant Opportunity  Rapid growth of middle-classes in emerging economies  Increased vehicle penetration per capita  Expansion of car parc  Elevated collision rates vs. developed markets United States Brazil China___________________________Source: Orr & Boss (2016) _________________________________________ Source: LMC Automotive (2013), World Bank (2013) ____________________ Source: Axalta estimates ___________________________ Source: LMC Automotive (2016) $21.1 $22.4 $23.8 $25.3 $26.8 2016 2017E 2018E 2019E 2020E 21 136 156 176 197 219 242 267 291 317 2013A 2015A 2017E 2019E 2021E

PROPRIETARYAXALTA COATING SYSTEMS Architectural Axalta’s Strategy: Targeted Industrial Coatings Expansion Growth from Leveraging Our Product Portfolio in Underserved Markets  Strong product portfolio in wood, powder, liquid, and e-coat  Implemented global end-market business structure to capitalize on opportunities  Leveraging existing technology and enhanced sales organization to grow A Broad Industrial Portfolio Electrical Insulation Agricultural, Construction, & Earthmoving (ACE) Oil & Gas Coil 22 Industrial Wood

PROPRIETARYAXALTA COATING SYSTEMS  Ongoing productivity – The Axalta Way  Operating system design and rollout  R&D / Innovation enablers  Salesforce refinement & investment  Balanced manufacturing footprint  Enhanced IT tools  Complexity reduction Leadership & Culture  Tone set by senior leaders  Independence with accountability  Leadership stabilized across the matrix  Supporting and educating our people  Talent roadmaps to sustain and grow  Refining the culture deeper in the company Organization & Operations Employees Feel the Effect of Our Focus and Accountability 23 Axalta’s Strategy: Focus On Operating Excellence

Financial Overview

PROPRIETARYAXALTA COATING SYSTEMS Axalta Today: Shifting Gears To Larger Projects Underlying Market Growth Core Market Growth Operational Improvements Tuck-in Organic Levers For Growth Inorganic / M&AMargin Levers Growth + Margins + Allocation Focus = Best-in-class Shareholder Returns 25 Optimized Capital Allocation & ROIC Axalta Way Bolt-on Strategic Partnerships Geographic Expansion Globalize Local Products Innovation / New Products Business Mix Shifts Complexity Reduction

AXALTA COATING SYSTEMS Q2 Consolidated Results Commentary 26 Net sales led by acquisition growth  Net sales pressured by lower volumes in Latin America Refinish and EMEA Light Vehicle, partly offset by solid growth in Industrial and Commercial Vehicle end- markets  Pricing concessions in Light Vehicle and unfavorable price and product mix in Performance Coatings drove lower net sales in North America and EMEA  1.5% unfavorable currency impact shows moderating impact versus prior two years Financial Performance ($ in millions) 2017 2016 Incl. F/X Excl. F/X Performance 663 631 5.1% 6.9% Transportation 426 433 (1.7%) (0.7%) Net Sales 1,089 1,064 2.3% 3.8% Net Income (Loss) (1) (21) 51 Adjusted EBITDA 227 251 (9.5%) (1) Represents Net Income (L s ) attributable to controlling interests Q2 % Change Net Sales Variance $1,064 $1,089 Q2 2017Acq.PriceVolume FXQ2 2016 (0.3%) (2.4%) (1.5%) +6.5% +2.3%

PROPRIETARYAXALTA COATING SYSTEMS Cumulative Productivity Savings ($ millions) The Axalta Way: “A focused approach to doing business that drives profitability by improving our efficiency, productivity, and growth opportunities every day, wherever we do business” 2017E20162015 2018E2014 ~$150 $89 ~$200 $37 Continued progress 27 The Axalta Way: Driving Towards World Class Productivity

PROPRIETARYAXALTA COATING SYSTEMS  Major Capex projects completed in 2016  Asia Pacific Technology Center  Argentina – New Manufacturing Site  Major Capex projects planned for 2017  Global Innovation Center  Jiading – WB Expansion  Savli – OEM Manufacturing & Laboratory Capital Expenditures Capex by Year and Category ($ in millions) Commentary $59 $60 $53 $50 $35 $12 $53 $39 $48 $80 $38 $75 $46 $39 $15 $109 $188 $138 $136 $130 2013 2014 2015 2016 2017E Maintenance Growth Productivity 28 Prioritization Of Capital Spending; Focus On High IRR Capex

PROPRIETARYAXALTA COATING SYSTEMS Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identified intangible assets; 3) Data as of LTM Q4 2016  Axalta’s ROIC is penalized by the February 2013 LBO and related asset step-up from purchase price accounting  Drivers of ROIC upside:  Growth in NOPAT from ongoing business execution  Effective capital allocation: Organic investments, return accretive M&A, and focus on asset efficiency  We believe that over time we can achieve returns in excess of the peer group averages Return on Invested Capital (ROIC) Commentary NOPAT ROIC (LTM) 34.2% 19.2% 17.0% 16.7% 12.9% SHW PPG VAL RPM AXTA 29 Effective Capital Allocation Should Drive Improved Returns

PROPRIETARYAXALTA COATING SYSTEMS Debt Reduction Organic Investment Capex / R&D M & A Dividends - No current dividend Share Repurchases - Offset dilution - Opportunistic buys Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? Free Cash Flow No Excess Yes Yes Yes No 30 Axalta Today: Focus On Capital Allocation

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 31 Comments  Upsized and modified USD Term Loan to finance the acquisition of Valspar’s North American Industrial Wood Coatings business and Spencer Coatings Group and to take advantage of favorable market conditions  Reduced LIBOR spread by 50 basis points; maturity extended by one year  Leverage ratio increased due to incremental borrowing for acquisitions and higher Euro denominated balances from stronger Euro  Leverage ratio reflects only one month contribution of recent acquisitions in LTM Adjusted EBITDA (1) Assumes exchange rate of $1.142 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA ($ in millions) @ 6/30/2017 Maturity Cash and Cash Equivalents $482 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,977 2024 First Lien Term Loan (EUR)(1) 451 2023 Total Senior Secured Debt $2,428 Senior Unsecured Notes (USD) 490 2024 Senior Unsecured Notes (EUR)(1) 377 2024 Senior Unsecured Notes (EUR)(1) 505 2025 Capital Leases 46 Other Borrowings 13 Total Debt $3,859 Total Net Debt(2) $3,377 LTM Adjusted EBITDA $885 Total Net Leverage (3) 3.8x

AXALTA COATING SYSTEMS 32 Selected Acquisitions GeographyEnd-Market Company OverviewTarget Leading local producer of refinish coatings in Malaysia and Indonesia Leading North America supplier of automotive interior coatings; strong position in North American OEM’s Leading independent supplier of coil coatings in North America Refinish Light Vehicle Industrial Asia Pacific NA / LA / AP North America North AmericaInd/Ref North AmericaIndustrial Leading niche California-based industrial and refinish coatings manufacturer Texas-based storage tank, hardboard, structure steel, wood and OEM coatings manufacturer NA / LAIndustrial Leading provider of coatings for the OEM and aftermarket Industrial Wood Markets EMEA / AP / NAIndustrial Leading manufacturer of coatings for heavy duty equipment, general industrial, O&G and glass coatings EMEARefinish Leading importer and distributor throughout Switzerland of Spies Hecker Axalta’s exclusive distributor for Spies Hecker in the Netherlands and FlandersRefinish EMEA EMEAIndustrial Leading supplier of thermoplastic powder coatings based in the United Kingdom Cleveland-based refinish manufacturer focused on mainstream and economy segmentsNorth AmericaRefinish

AXALTA COATING SYSTEMS Full Year 2017 Guidance*  Net sales growth includes incremental M&A contribution of 6-7% from completed acquisitions  Headwinds to margins from input cost inflation, certain pricing and customer mix changes, and foreign currency  Tax rate, as adjusted, benefits from full year effect of actions completed in mid-2016  Free cash flow expectation imbeds assumed core working capital improvement year-over-year, with acquisitions offsetting lower organic Adjusted EBITDA  Interest expense savings from refinancing offset by incremental borrowings to fund recent acquisitions  D&A increased somewhat from acquisitions Comments on Revised Guidance 33 (1) Reflects adoption of ASU 2016-09, which contributed 1.7 million shares of dilution * Guidance provided as of August 3, 2017 ($ millions) Original Revised Net Sales, ex FX 4-6% 8-9% Tax Rate, As Adjusted 22-24% 22-24% Free Cash Flow $440-480 $440-480 Cash flow from operations less capex Interest Expense ~$150 ~$150 Adjusted EBITDA $930-980 $940-970 Net Sales 1-3% 7-8% Capex ~$160 ~$130 Diluted Shares (millions)(1) 246-249 246-249 D&A $335 $350

Performance Coatings: Refinish

PROPRIETARYAXALTA COATING SYSTEMS Projected Industry Sales ($ in billions) Asia Pacific EMEA North America 4.7% 3.4% 1.5% 2.3% ’16–‘20E CAGR ___________________________________ Source: Orr & Boss; Axalta estimates Latin America 2.7% Axalta Global Refinish Dynamics  Strong heritage through Herberts acquisition in 1999  Diverse region with both mature and developing markets  Environmental regulations drive waterborne coatings adoption  MSOs gaining share and Axalta benefits directly  Continued strong core products serve the entire collision market  Leading VOC-compliant products meet environmental regulation shifts  Growth driven primarily by expansion of the Chinese car parc  Significant OEM influence in collision repair industry  Opportunity for growth in mainstream and economy product lines  Mexico and Brazil represent Axalta’s largest markets  Price increases help offset inflation and currency devaluation  Under-representation in the economy segment represents opportunity E M E A N A A P A C L a t A m $2.2 $2.3 $2.4 $2.4 $2.4 $2.8 $2.9 $2.9 $3.0 $3.0 $0.9 $1.0 $1.0 $1.0 $1.1 $1.7 $1.8 $1.9 $2.0 $2.1 2016 2017E 2018E 2019E 2020E $7.7 $7.9 $8.2 $8.4 $8.6 35 The Global Refinish Market Is Growing

PROPRIETARYAXALTA COATING SYSTEMS Global Share Position Key Market Trends Refinish Industry Sales: ~$7.7 billion  Drivers include size of car parc, miles driven, and accident rates  Industry dynamics favor stable competition in most markets  Focus on innovation and service to increase body shop productivity  Increasing environmental regulation drives technically advanced high-productivity coatings adoption  Grow our leadership position in premium product segments  Increase market share in under-represented countries and markets  Expand mainstream and economy product penetration  Leverage customer consolidation trends in key regions  Focus on strengthening and expanding our distribution channel relationships Axalta’s Strategies For Growth Axalta 25% Peer 1 19% Peer 2 11% Peer 3 11% Peer 4 4% Other 30% #1 36 Axalta Has A Very Strong Position In Refinish Globally ___________________________________ Source: Orr & Boss (2016); Axalta estimates

PROPRIETARYAXALTA COATING SYSTEMS Refinish Products: The Paint Layers & Process Clearcoat: Protects basecoat from the elements, gives automobile its lustrous look Basecoat: Creates automobile’s color and aesthetics Primer Surfacer: Protects automobile from visible and UV light, improves surface smoothness, increases topcoat adhesion The Refinish Paint Process 37

Performance Coatings: Industrial Coatings

PROPRIETARYAXALTA COATING SYSTEMS ’16-’20E CAGR($ in billions) Asia Pacific EMEA North America 6.7% 5.2% 3.2% 3.2% 5.4% _____________________________ Source: Orr & Boss; Axalta estimates Latin America The Overall Industrial Coatings Market is Expected to Grow 39 The Industrial Coatings Market $3.3 $3.5 $3.6 $3.7 $3.8 $5.3 $5.5 $5.6 $5.8 $6.0 $0.8 $0.9 $0.9 $1.0 $1.0 $13.9 $14.8 $15.8 $16.9 $18.0 2016 2017E 2018E 2019E 2020E $28.8 $27.3 $25.9 $23.3 $24.6

PROPRIETARYAXALTA COATING SYSTEMS General Industrial $15.0 Electrical Insulation $2.0 Architectual $1.5 ACE $1.5 Coil $4.5 Oil & Gas $3.5 Product Examples Market Drivers General Industrial  Metal furniture  Appliances  Shelving/ racking  Electrical boxes  GDP  Industrial production Electrical Insulation  Electric motors  Transformers  Electric motor production  Power transmission production Architectural  Commercial building windows and curtain walls  Residential windows and doors  Commercial construction  Residential construction starts ACE  Construction equipment  Agricultural equipment  Mining equipment  GDP  Industrial production Coil  Commercial / residential siding  Garage doors  Gutters, downspouts, lighting housings  Appliances  GDP  Construction Oil & Gas  Deep sea pipelines  Oil well conveyance lines  Infrastructure growth  Population growth  Pipeline projects Source: Coatings World, Axalta estimates ($ billions) 40 Industrial Coatings: A $28B Market Opportunity For Axalta

PROPRIETARYAXALTA COATING SYSTEMS Industrial Coatings Drivers Volume growth driven by global GDP and Industrial Production  China drives >40% of global industrial coatings consumption  Commercial architectural market has seen ongoing recovery Coatings suppliers are consolidating  Consolidation driven by scale advantages and globalization of some end-markets; many niches remain regional and fragmented Technology innovation is a catalyst for growth  Drivers include demand for environmentally sustainable products, customer focus on productivity, improved corrosion and wear resistance and enhanced color choices Customers are globalizing  Local product must meet global specifications consistently across regions Global infrastructure growth is driving demand  High temperature resistance required for energy applications  Demand for electrical insulation products linked to infrastructure 41 Axalta’s Industrial Business Today

PROPRIETARYAXALTA COATING SYSTEMS Growth Priorities & Strategies Agricultural, Construction & Earthmoving Equipment (ACE)  Expand approval portfolio with multiple coatings technologies  Utilize global footprint to target new business in all regions Architectural  Market our powder coatings to architects (as an environmentally friendly alternative)  Expand color range to compete with liquid alternatives Electrical Insulation Systems (EIS)  Continue to build global capability  Target sub- segments with above average growth rates Oil & Gas  Build on leading technology position for exterior pipe coatings  Establish strong global network to service end users / specifiers General Industrial  Accelerate globalization of key GI sub- segments  Develop industry leadership in high durability, corrosion – resistant coatings Coil  A top 4 player in U.S. market  Focus on value added premium segments where customers value durability and long product life 42 Axalta Industrial: Where We Are Going… Wood  Expand product line, channel access  Broaden geographic reach

Transportation Coatings Overview

PROPRIETARYAXALTA COATING SYSTEMS Global co-lead supplier to OEMs Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off-road and pleasure craft  General aviation Synergies Global OEM Alliances Focused Support Models Market Drivers 44 Segment Overview

PROPRIETARYAXALTA COATING SYSTEMS  17% global light vehicle market share with strong OEM relationships in all regions  #1 player globally in heavy duty truck and bus  Extensive portfolio of technologies fit for purpose in each market  Showing results to date through business wins and global launches  Strong earnings contribution underscores focus on profitable growth  Capacity investments to support growth in all regions  Moved from regional structure to global leadership  Improved alignment with strategic and underserved customers  Building capability and footprint in high growth regions  Expanding global brand strategy  Demand drivers include  Global GDP  Vehicle replacement cycles  Growth in emerging markets  Infrastructure spending The global transportation market is projected to grow ~3.4% CAGR through 2019 Axalta is actively transforming its business for profitable growth Axalta is a leading global OEM coatings provider Progress to date has been strong 45 Transportation Summary

PROPRIETARYAXALTA COATING SYSTEMS Market Growth: Light Vehicle Market Growth: Commercial Vehicle _____________________________ Source: Orr & Boss; Axalta estimates Asia Pacific Latin America EMEA North America 3.9% 3.1% 2.3% 1.5% 2.9% ($ in billions) ’16–‘20E CAGR ($ in millions) Asia Pacific EMEA North America 3.7% 5.9% 2.9% 3.5% 3.8% ’16–‘20E CAGR _____________________________ Source: Orr & Boss; Axalta estimates Latin America $1.5 $1.5 $1.5 $1.6 $1.6 $2.3 $2.3 $2.4 $2.5 $2.5 $0.5 $0.5 $0.6 $0.6 $0.6 $3.5 $3.6 $3.7 $3.9 $4.0 2016 2017E 2018E 2019E 2020E $8.7 $8.5$8.2$8.0 $7.8 $781 $799 $830 $862 $896 $588 $602 $620 $639 $658 $378 $398 $424 $472 $475 $1,519 $1,576 $1,634 $1,695 $1,756 2016 2017E 2018E 2019E 2020E $3,785 $3,668$3,508 $3,375$3,265 46 Structurally Growing Markets

PROPRIETARYAXALTA COATING SYSTEMS  Volatile organic compounds (VOCs)  Toxic substances  Coatings for new lightweight materials to improve fuel economy Government Regulations Emerging Markets Industry Globalization Demand for Productivity Color and Protection  Near-term uncertainty (Brazil, Russia, China)  Long-term growth  Global vehicle platforms  Global color palettes  Global (and local) coating approvals  Improved first time quality  Energy, capital, labor, materials savings for customers  Consumers demand aesthetics and style  Extended vehicle life / warranty 47 Key Market Trends

PROPRIETARYAXALTA COATING SYSTEMS Global Share Axalta 31%  Axalta is a global leader in transportation coatings  Globalizing and harmonizing our coatings technology  Bringing brighter colors and more effects to color design  Aligning global R&D and product management around voice-of-customer  We are customer focused and growth oriented  Strong global leadership team and local capability  Global customer account teams implemented with clear growth metrics  Building senior level customer relationships  Strong launch capability and execution  Robust business systems and competitive analysis implemented  Creating a culture and infrastructure to support growth HDT and Bus Axalta 17% Light Vehicle 48 Transforming A Global Coatings Supplier

PROPRIETARYAXALTA COATING SYSTEMS  Gain share with existing customers  Grow underserved customers and regions  Align product technology to evolving customer and market needs  Increase content per vehicle  Leverage “what good looks like” into new regions, customers, and markets Strategies Key Tactics / Programs  Build capabilities in global and regional roles  Expand decorative and functional coatings  Best-in-class line service excellence  Localize supply chain ensuring competitive cost structure  Drive complexity management discipline  The Axalta Way: “run it like we own it” 49 Vision Is Above-Market Growth

PROPRIETARYAXALTA COATING SYSTEMS Light Vehicle HDT Specialty OEM Bus Rail General Aviation Body Builders & Trailers Estimated Market Size $7,800M $600M $550M $200M $600M $45M $400M Product Examples Passenger cars Pick-ups / SUVs  Light commercial vehicles Component parts EM class 4-8 truck manufacturing RV  Truck caps Power sports  2 & 3 Wheelers Specialty LV Bus – OEM Bus repair / refurbishment  Locomotive passenger rail Metros Streetcars  Fixed wing propeller Helicopters Business jets  Trailers  Truck body builders Global EMEA APLA NAFTA EMEA APLA NAFTA EMEA APLA NAFTAEMEA APLA NAFTA _______________________________________ Source: Orr & Boss (2016), IRFAB, and Axalta estimates Leading Top 5 Below top 5 EMEA APLA NAFTA EMEA APLA NAFTA EMEA APLA NAFTA 50 Segmenting Our Markets

PROPRIETARYAXALTA COATING SYSTEMS  China expansion to mainstream and economy segments  Leverage high speed rail success  SprayFlex FSTM interior floor coatings  Leverage global accounts  Gain share in tier part suppliers  China growth via Kinlita JV  China HDT volume is three times NA  Leverage Imron® branded offering  Differentiation through strong HDT color leverage  Developing a segment-focused distribution strategy  Grow in automotive parts market  China expansion through domestic OEMs  AP expansion beyond China  Gain approvals with underserved customers  Strengthen service capability  Expand 2-wheeler success in Brazil to other regions  Leverage Imron® branded offering  Segment-focused color strategy Light Vehicle Specialty OEM General Aviation Heavy Duty Truck (HDT) Bus and Rail Body Builders / Trailers  Leverage approvals with Textron, Gulfstream, etc.  Expand color palette for high value applications  Align Imron® brands and offerings to segment  Strategic alignments and capabilities 51 We Are Growing With Segment Specific Strategies In Our Target Markets

PROPRIETARYAXALTA COATING SYSTEMS Light Vehicle Coatings delivered to OEM E-Coat applied after pre-treat Primer, Basecoat & Clearcoat applied Quality inspections between layers 52 The OEM Paint Process

APPENDIX

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 54 ($ in millions) FY 2016 Q1 2016 Q2 2016 Q1 2017 Q2 2017 LTM 6/30/2017 Net Income (loss) $45 $33 $52 $66 (19) $7 Interest Expense, net 178 50 48 36 36 152 Provision for Income Taxes 38 14 17 10 10 27 Depreciation & Amortization 322 76 79 82 84 333 Reported EBITDA $583 $173 $195 $194 $111 $520 A Debt extinguishment and refinancing related costs 98 - 2 - 12 108 B Foreign exchange remeasurement (gains) losses 31 8 18 (1) 6 10 C Long-term employee benefit plan adjustments 2 1 1 - - - D Termination benefits and other employee related costs 62 2 7 1 - 54 E Consulting and advisory fees 10 3 3 - - 4 F Transition-related costs - - - - 4 4 G Offering and transactional costs 6 - 1 (1) 7 11 H Stock-based compensation 41 10 11 10 11 41 I Other adjustments 5 2 2 - 3 4 J Dividends in respect of noncontrolling interest (3) (2) - - (1) (2) K Deconsolidation impacts and impairments 68 - 11 - 74 131 Total Adjustments $319 $24 $56 $9 $116 $364 Adjusted EBITDA $902 $196 $251 $203 $227 $885

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) 55 A. During the year ended December 31, 2016 we amended our Credit Agreement and refinanced our indebtedness, resulting in losses of $88 million, and prepaid principal on our term loans, resulting in non- cash extinguishment losses of $10 million. In 2Q 2016, we prepaid $100 million of the outstanding principal on the 2023 Dollar Term Loans and recorded a non-cash loss on extinguishment of $2 million. In connection with the refinancing of our Dollar Term Loans during 2Q 2017, we recorded losses of $12 million. We do not consider these to be indicative of our ongoing operating performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents integration costs related to the acquisition of the Industrial Wood business that was a carve-out business from Valspar. These amounts are not considered indicative of our ongoing operating performance. G. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, as well as costs associated with the 2016 secondary offerings of our common shares by Carlyle, both of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation. I. Represents costs for certain non-operational or non-cash (gains) and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, during the year ended December 31, 2016, we recorded non-cash impairment charges relating to a real estate investment for $11 million and long-lived assets for $58 million. In conjunction with the deconsolidation of our Venezuelan subsidiary during 2Q 2017, we recorded a loss on deconsolidation of $71 million. In addition, during 2Q 2017, we recorded non-cash impairment charges related to a manufacturing facility previously announced for closure of $3 million. We do not consider these to be indicative of our ongoing operating performance.

Thank you! Investor Contact: Chris Mecray, VP IR Christopher.Mecray@axaltacs.com 215-255-7970